Exhibit 99.1

PAINCARE REPORTS ON RECENT RESTRUCTURING DEVELOPMENTS

Management Also Comments on Audit Opinion on Going Concern Qualification

ORLANDO, Fla. – (PR NEWSWIRE) – April 6, 2007 – PainCare Holdings, Inc. (AMEX:PRZ), one of the nation’s leading providers of pain-focused medical and surgical solutions and services, today announced that in compliance with the AMEX Company Guide Rule 610(b) requiring a public announcement of the receipt of an audit opinion that contains a going-concern qualification, the Company’s consolidated financial statements for the fiscal year ended December 31, 2006, included in its Form 10-K filing with the Securities and Exchange Commission, contained a going-concern qualification from its auditors. This announcement does not reflect any change or amendment to the financial statements as filed. PainCare Holdings’ independent certified public accountants, BKHM, P.A., issued such a going-concern qualification, based on “uncertainties involving the Company’s debt, the ultimate outcome of which cannot presently be determined. The potential significance of an adverse conclusion to these issues raises substantial doubt about the Company’s ability to continue as a going concern.”

Randy Lubinsky, Chief Executive Officer of PainCare, stated, “We continue to progress on our efforts to divest our ambulatory surgery centers; and we continue to believe that we could complete these transactions in the second quarter. Our overall efforts to complete our restructuring, which we expect to resolve the prevailing going concern issue, appear to be gaining positive momentum.”

This press release contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. These forward-looking statements, which may include statements regarding our future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses, future operating margins and other future or expected performance, are subject to the following risks: the acquisition of businesses or the launch of new lines of business, which could increase operating expenses and dilute operating margins; the inability to attract new patients by our owned practices, the managed practices and the limited management practice; increased competition, which could lead to negative pressure on our pricing and the need for increased marketing; the inability to maintain, establish or renew relationships with physician practices, whether due to competition or other factors; the inability to comply with regulatory requirements governing our owned practices, the managed practices and the limited management practices; that projected operating efficiencies will not be achieved due to implementation difficulties or contractual spending commitments that cannot be reduced; and to the general risks associated with our businesses.

In addition to the risks and uncertainties discussed above you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release represent our judgment as of the date of this release and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

FOR MORE INFORMATION, PLEASE CONTACT:

Media Relations

Suzanne Beranek

at 407.475.0763 or via email at suzanne@beranekcommunications.com

Investor/Shareholder Relations

Dodi Handy, Elite Financial Communications Group, LLC

at 407-585-1080 or via email at prz@efcg.net